Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Birks & Mayors Inc. (the “Company”) on Form 20-F for the year ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Rabinovitch, Senior Vice President & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 3, 2012	/s/ Michael Rabinovitch
Michael Rabinovitch
Senior Vice President and Chief Financial Officer